EXHIBIT 23.1




                          INDEPENDENT AUDITOR'S CONSENT



         We consent to the incorporation by reference in Registration Statement No. 333-49196 on Form S-8 of American River Holdings of our report dated February 7, 2003 appearing in this Annual Report on Form 10-K of American River Holdings for the year ended December 31, 2002.



                                       /s/ Perry-Smith LLP



Sacramento, California
March 19, 2003


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